DUNHAM FUNDS

Dunham Large Cap Value Fund

Class A (DALVX)

Class C (DCLVX)

Class N (DNLVX)

Supplement dated July 15, 2015 to the Prospectus dated February 27, 2015, as amended April 24, 2015 (the “Prospectus”) and the Summary Prospectus dated February 27, 2015. This Supplement supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective July 1, 2015, Rothschild Asset Management Inc. (“Rothschild” or “Sub-Adviser”) replaces C.S. McKee, L.P. (“C.S. McKee”) as sub-adviser to the Dunham Large Cap Value Fund (the “Fund”).

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 32 of the Prospectus and page 1 of the Summary Prospectus. The table describing the expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.26%

(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July 1, 2015. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 30 bps (0.30%) and can range from 0.10% to 0.50%, depending on the effect of performance fees.

The information contained in the sections entitled “Sub-Adviser” and “Sub-Adviser Portfolio Managers” beginning on page 3 of the Summary Prospectus and page 34 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: Rothschild Asset Management Inc.

Sub-Adviser Portfolio Managers: The following portfolio managers, each a member of the Sub-Adviser’s large cap team, share responsibility for the day-to-day management of the Fund

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and have served the Fund in this capacity since July 2015. Chris R. Kaufman, Managing Director, has worked for the Sub-Adviser since 2004. Paul Roukis, CFA and Managing Director, has worked for the Sub-Adviser since 2005.

The portion of the table following the section entitled “MANAGEMENT” on page 76 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Large Cap Value Fund	0.75% – 1.15%	0.65%	0.10% - 0.50%

The information describing C.S. McKee on page 84 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham Large Cap Value Fund

Rothschild Asset Management Inc. (Rothschild”), an investment management firm located at 1251 Ave of the Americas, New York, New York 10020, serves as the Sub-Adviser to the Dunham Large Cap Value Portfolio. As of June 30, 2015, Rothschild had approximately $5.7 billion in assets under management.

The Dunham Large Cap Value Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Chris R. Kaufman

Managing Director

Mr. Kaufman is a member of Rothschild’s Large-Cap team and is responsible for the analytical coverage of the basic materials, cable/broadcasting, technology, and telecommunications sectors. In addition, Mr. Kaufman is the lead portfolio manager for the U.S. Large-Cap Value strategy. He is also a member of the firm’s Investment Committee. Mr. Kaufman has been with Rothschild since 2004 and in the industry since 1985.

Paul Roukis

CFA, Managing Director

Mr. Roukis is a member of Rothschild’s Large-Cap team and is responsible for the analytical coverage of the financial services, real estate, and utilities sectors. In addition, he is a portfolio manager on the firm’s U.S. Large-Cap Value strategy and serves as the lead for that strategy’s socially responsible accounts. He is also a member of the firm’s Quantitative Committee. Mr. Roukis has been with Rothschild since 2005 and in the industry since 1992.

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus and Statement of Additional Information. You should read this Supplement in conjunction with the Prospectus dated February 27, 2015, as amended April 24, 2015 and the Summary Prospectus dated February 27, 2015, and the Statement of Additional Information dated February 27, 2015, or as subsequently amended, which provide information that you should know about the Dunham Large Cap Value Fund before investing, and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated July 15, 2015

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